SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2006

MAXXAM INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924

(Commission File Number)

95-2078752

(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

Not Applicable

(Former name, former address and

former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant has on many occasions described the March 1999 Headwaters Agreement among the United States, the State of California, Registrant's wholly owned subsidiary, The Pacific Lumber Company ("Palco"), Palco's subsidiary, Scotia Pacific Company LLC ("ScoPac"), and another Palco subsidiary. On December 20, 2006, Palco issued a press release announcing that Palco and Scopac had filed suit against the State of California seeking to recover damages for the serious harm that has been inflicted on both companies by the State's breach of the Headwaters Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

c)	Exhibits

99.1	Palco Press Release, dated December 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: December 21, 2006                                                                     By:/s/ Bernard L. Birkel

Name:	Bernard L. Birkel
Title:	Secretary

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